Exhibit 99.3


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                                                                Final Transcript











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     Thomson StreetEvents
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   Conference Call Transcript

   LXP - Q2 2006 Lexington Corporate Properties Trust Earnings Conference Call

   Event Date/Time: Jul. 27. 2006 / 2:00PM ET













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                                                                FINAL TRANSCRIPT
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Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
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CORPORATE PARTICIPANTS
 Chris Ann Casaburri
 Lexington Corporate Properties Trust - IR

 Will Eglin
 Lexington Corporate Properties Trust - President, CEO

 Pat Carroll
 Lexington Corporate Properties Trust - CFO

 John Vander Swaag
 Lexington Corporate Properties Trust - EVP



CONFERENCE CALL PARTICIPANTS
 John Guinee
 Stifel Nicolaus - Analyst

 Ken Avalos
 Raymond James - Analyst

 Philip Martin
 Canto Fitzgerald - Analyst

 Tony Paolone
 JP Morgan - Analyst



 PRESENTATION



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Operator


 Good  day,  ladies  and  gentlemen,  and  welcome  to the  Lexington  Corporate
Properties second quarter 2006 conference call. The press release and supplemental disclosure package were distributed this morning and will be furnished on form 8-K to provide to access to the widest possible audience. In the press release, and supplemental disclosure packages we have reconciled all non-GAAP financial measures to the most directly comparable GAAP measure in accordance with regular G requirements.

If you did not receive a copy these documents are available on our website at www.lxp.com in the investor relations section. Additional we will host a live webcast of today's call, which you can access in the same section. At this time, management would like me to inform you that certain statements made during this conference call, which are not historical, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Although we believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions, Lexington can give no assurance that it's expectations will be attained. Factors and risks that could actual results to differ materially from those expressed or implied by forward-looking statements are detailed in today's press release, and from time to time in Lexington's filings with the SEC. We do not undertake a duty to update any forward-looking statements.

With us today from management include Will Eglin, CEO and President; Robert Roskind, Chairman, Dick Rouse, Vice Chairman and Chief Investment Officer; Patrick Carroll, Chief Financial Officer; John Vander Zwaag; Executive Vice President and other members of management. I would like to turn the call over to Will for his opening remarks.


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 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Thanks, Chris. And welcome to all of you, thank you for attending our second quarter conference call. Earlier today Lexington announced funds from operations of $0.60 per share for the second quarter of 2006. We had a variety of one-time items that add about $0.13 to FFO per share and


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                                                                FINAL TRANSCRIPT
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Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
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is detailed in the press release.  These items consist;  one 7.1 million in debt satisfaction gains relating primarily to the foreclosure of our Milpitas, California mortgage and also the satisfaction of one of our mortgages at discount.

Secondly, 5.4 million of charges relating to two lease rejections,on properties formally leased to Dana Corporation and 3. 6.9 million of gains realized from selling our bankruptcy claims relating to such lease rejection for $7.1 million or about $0.75 on the dollar, which we view as a very high recovery rate for a bankruptcy claim. Adjusted for these items FFO per share was $0.47 about the same as in first quarter of 2006 and in line with your expectations. The dividend [past] ratio for the quarter was 77.6%. In the second quarter, we acquired 5 properties for an aggregate price of 66 million and a GAAP cap rate of 8.2% after acquisition volume in the first quarter of 44.1 million.

Also during the quarter we invested 11.1 million to purchase a mortgage note on a property we do not own but which is leased to one of our current tenants and we also invested $9 million to satisfy one of our own mortgages which resulted in a gain.

We also obtained approximately 46.2 million of non-recourse mortgage financing at a weighted average fixed rate of approximately 6.3%. Three of the properties were acquired by Lexington strategic asset Corp., which brings the LSAC portfolio to about 111 million. The main thing we talked about last quarter was the competitive state of the acquisition market and the acquisition market continues to be competitive with low cap rates and narrow spreads but we are seeing some slightly more attractive cap rates on the properties targeted to LSAC, relative to last quarter and we did have more volume in second quarter than we had in first. We have also been able to take advantage of disposition opportunities.

We sold 4 properties during the quarter for approximately $44.8 million which generated gains of approximately $13.7 million. One of the properties sold was part of the site of the former Bank One operation facility in Phoenix, which has been vacant for sometime and has been a drag on operating results due to the carry cost. John Vander Zwaag will go into detail on the leasing front, we continue to make good progress on leases this year we had our first tenant in our vacant Dallas, Texas property. We put our second tenant in place in Hebron, Kentucky property and we also signed a new lease with a tenant at the Antioch, Tennessee property which was formerly leased to Dana. That tenant was formally a subtenant there.

I would like to turn the call over to Pat Carroll our CFO to discuss our financial results and balance sheet.


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 Pat Carroll  - Lexington Corporate Properties Trust - CFO


 Thanks, Will. First, looking at the income statement, during the quarter the company's gross revenues of $51.6 million, fee income was approximately $1.3 million compared to $2.6 million in the same quarter this last year. This decrease relates primarily to LSAC acquisition we made in the second quarter of 2005. Fee income for this quarter was comprised of about $230,000 in acquisition fees and the remainder about $1.1 million in asset management fee.

Quarterly G&A was relatively flat quarter-to-quarter. As Will mentioned earlier there were a few unusual items reflected in the P&L for the quarter. What I would like to do now is go through them in a little more detail and tell you where they are, in the income statement. 7.1 million in aggregate debt satisfaction gains related primarily to, as Will said the foreclosure of the Milpitas property and the repayment at a discount to mortgage on our federal mobile property in Michigan. 5.4 million in impairment charges in the accelerated amortization above market leases, related to the 2 properties formally released to Dana Corporation.

Of that 5.4 million, 2.3 million is reflected on the income statement as reduction of rental revenue. 1.1 million is an impairment which is right on the face of the income statement and 2 million is reflected in the line item called equity and earnings from joint ventures. 6.9 million in aggregate gains realized on the sale of the Dana corporation bankruptcy claims, 5.3 of that amount including in the income statement in non-operating income and 1.6 million is in the JV line as the claim was sold by one of our joint ventures. Interest coverage for the quarter was about 2.3 times.

Now turning to the balance sheet, we believe the balance sheet continues to be in good shape at quarter end we had about 1.2 billion of debt outstanding including debt on properties held for sale which had a weighted average interest rate of about 6% and all of our debt as of June 30th is fixed rate. Our mortgage debt amortized over time by about $305 million so our balance sheet does significantly deleverage. We had about 54.3 million of cash at quarter end and no borrowings outstanding on our $200 million line of credit.

Although we did have about 32 million in letters of credit outstanding a majority of which relates to a future acquisition which we have under contract. Cash balances due to property sales, mortgage refinancing about 9 million is related to cash balances related to prepaid rents to rents we collected in advance. Balance sheet debt was about 44% of total capitalization and we are comfortable operating the company within a rage of 45 to 50, 14 million of debt is expected to amortize over the rest of this year.


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                                                                FINAL TRANSCRIPT
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Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
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Looking at more detail at the balance sheet included in the intangible line item is the allocation of the purchase price of properties to in-place leases, customer relationships and above or below market leases in accordance with FASB141. The impact of above or below market lease have an FFO was approximately a net negative of $400,000 for the quarter. Included in properties held for sale is the cost of 2 properties, 1, in Henderson, North Carolina and 1, in Phoenix, Arizona, which meet the definition of held for sale in accordance with FASB 144.

Turning now to the other assets line item, the main components of others assets are loan escrows of about $20.7 million. Also new for the quarter is including other assets is investment in [breach] securities. At June end we had about $4.2 million invested in AFR currently about 508,000 shares of AFR with a price of about-- our average cost is about $9.89. Continuing other assets, there's construction in progress about 15.4 million, real estate deposits of about 5.3 million, notes receivable of about 33.8 million, 14 million of which relates to notes we took back on sales of properties, 8 million relates to an advance we made to one of our joint ventures and 11 million relates to the mortgage investment Will previously mentioned and finally, the last significant component of other assets is prepaid and deferred tax-- deferred tax assets of about $4.8 million. Liabilities from discontinued operations on the mortgages and those properties that are classified as held for sale and significant components of other liabilities are accrued interest of 5.9 million, deferred revenue of about
6.1 million and most of that is below market leases payables on construction in progress of about 6.9 million, a subordinated notes payable is about 2.9 million and the prepaid rent I mentioned earlier of about $9 million.

Now, I would like for John Vander Zwaag the Executive Vice President and the Head of our Portfolio Management to discuss our capital recycling plan and leasing activities. John?


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 John Vander Swaag  - Lexington Corporate Properties Trust - EVP


 We feel very good about the progress we have made on the portfolio this year. We entered 2006 with vacancy or substantial vacancy of 4 properties. Those 4 properties were I-17 Center, Phoenix, approximately 180,000 square feet in 3 buildings. 1301 California Circle in Milpitas, California. Approximately, 100,000 square feet. Airport Center West in Hepburn, Kentucky, approximately, 80,000 square feet and 1600 Viceroy in Dallas, Texas, approximately, 250,000 [inaudible]

[inaudible] Strides in addressing the challenges of each of these properties, I-17 Center has been on our list of properties targeted for sale. Last year we acquired adjacent land parcel that allowed us to enter into agreements to split the property and sell it in separate transactions to corporate users. The first of these sales closed in June on the 3 story approximately 100,000 square foot building and the approximately 20,000 square foot vault building at a price of
4.6 million and the sale of the remaining 60,000 square foot building at a price of 3 million is expected to occur in August. 1301 California Circle has been substantially vacant for years, several years, languishing in a difficult Silicon Valley leasing market.

After working diligently to retenant the building over this time, we reached an agreement with our lender to allow them to foreclose on the property . The property was sold in foreclosure in June. This was effectively the sale of the property for the mortgage balance of approximately, 11.8 million versus a market value of approximately 6.25 million and as its an example of benefits of our strategy of utilizing non-recourse mortgage financing. We continue to make strides on retenating Airport Center West. This quarter we entered into a lease for approximately 9,000 square feet bring occupancy to approximately, 40%. In spite of, somewhat soft leasing conditions in this market, we are getting traffic on the remaining space in the building.

In addition, we have developed a plan to add an additional 70 to 100,000 square feet of office or industrial space to this site and are beginning to process of marketing this on a build to suit basis. We are very pleased with the leasing activity at 1600 Viceroy in Dallas. Last quarter we announced our first lease in this vacant building of 48,000 square feet for a term of 10-years, rent commenced on this lease in June. This quarter we've reached a non-binding agreement on a 12-year lease for 100,000 square feet and we are working through the documentation process which would provide for a lease commencement date of January 1. This lease will bring us to 60% occupancy at this property.

We also have a site currently devoted to surface parking for the building on which we can pursue development in the future. We currently have 5 tenants operating in bankruptcy. Dana continues to meet their post petition obligations on 9 of the 11 leases we had with them at the time they entered bankruptcy. We believe there's a high probability that each of these 9 leases will be affirmed.

The leases in Antioch, Tennessee, which is the suburban national market and Farmington Hills, Michigan have been rejected. In Antioch we entered into a 15 year lease for 50% of the 665,000 square foot building with a previous subtenant the balance of the space is being actively marketed and we feel good about the leasing prospects for the space. As mentioned previously we sold our bankruptcy claim with respect to the Antioch lease obligation for a little over 5.6 million and these funds are being reserved for tenant improvements and leasing commissions.


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                                                                FINAL TRANSCRIPT
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Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
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In Farmington  Hills,  we have a more  challenging  property in terms of the the difficult market conditions in Detroit and the special purchase nature of some of the building improvements, specifically the lab space. We are in the process of evaluating the market for the building and possible physical changes to enhance it's marketability.

We are engaging an agent to market the building and have had several inquiries from users regarding portions of the building. Ultimately, though, we think the property is best suited to a single user, and we will explore this alternative fully before considering a more costly multi-tenant solution. As with the Antioch claim, we have sold the bankruptcy claim with respect to the [inaudible] for 5.375 million and these funds are reserved for tenant improvements and leasing commissions.

Our lease with Allied holdings on our office building in Decanter, Georgia has been affirmed this lease runs through December 2007. In the course of affirming the lease Allied also fulfilled their responsible for payment of the replacement of the roof at a cost of approximately $160,000 which we had commenced during the post petition period. Lexington will be making some discretionary capital improvements to the 112,000 square foot building prior to the expiration of the Allied lease with the expectation that we will be able to recapture greater rents in this tight submarket of Atlanta. We are also continuing our evaluation of property to construct additional improvements at this site.

Our lease with Federal-Mogul on their headquarters in Southfield, Michigan was affirmed prior to our acquisition of this property. Federal-Mogul continues to fully utilize this building and an attached building, which is owned by another party. In June, we purchased the mortgages on our building and the attached building at substantial discounts to their face values. We retired the mortgage on our building and will remain as the first mortgage lean holder on the attached building.

Owens Corning seems poised to emerge from bankruptcy this year. They have previously affirmed their lease on our Chester, South Carolina property, which we expanded for them and extended to a 20-year lease. They also have leased 2 distribution buildings from us in Hebron, Ohio, which is the [Columbus] market.

The larger of these 2 buildings is approximately 400,000 square feet and leased through May of 2009. We expect this lease to be affirmed. The smaller building is approximately 250,000 square feet leased through February 2010. We expect Owens Corning to reject this lease before emerging from bankruptcy. Power Automotive leases an industrial building in Plymouth, Michigan, which continues to operate at a high utilization rate. We own a 30% interest in this property. The tenant is making significant capital expenditures to expand their production capacity at this site and we expect that the lease will be affirmed.

Looking at our lease expirations for 2006 and 2007, we have 3 buildings where tenants have vacated or substantially reduced their operations. On lease with Lear on a 183,000 square foot industrial building in Auburn Hills, Michigan expires this month. We are marketing the property for leases and manufacturing facility, which is its highest and best use. We have some users looking at the building but nothing seems eminent.

We have a 179,000 square foot warehouse in Harrisburg, Pennsylvania with a lease to Exel logistics that expires in November of this year. Exel is utilizing the space for overflow requirements in this market. We do not expect them to renew but we are optimistic about the prospects for leasing this building to another user. We have a 68,000 square foot office building held in a joint venture in the Richmond, Virginia market which was occupied by Capital One with a lease guarantee from Highwood properties that expires in November 2007.

We have only recently begun marketing this 3-story building for lease on a multi-tenant basis, and we have a proposal out for full-floor lease and we are seeing good activity in this market. As for our other 2006 renewals, our lease on an office and R&D facility in Glendale, Arizona with Honeywell expired this month. HoneyWell is continuing to operate under the terms of this lease while we document a 5-year extension, which provides for a rent increase of approximately 20%.

We are also beginning the process of releasing 6.5 of the 14 acres of excess land from the lease, which we will either sell or develop. The balance of the excess land is required to remain subject to the lease to meet the security requirements of the U.S. government related to the work performed by Honeywell at this location. We have a 330,000 square foot warehouse in the Harrisburg area leased to Exel Logistics which expires in November.

We were talking to them about an extension on this lease while they seek to extend the contract that they service in this building. In the meantime, we have engaged a leasing agent to market the building to make sure we are fully in the market in case we are unable retain Exel. We also have a small lease on approximately 18,400 square feet at our West Palm Beach, Florida office property.


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                                                                FINAL TRANSCRIPT
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Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
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We've  proposed a 5-year  extension of this lease to the  existing  tenants at a rent increase of approximately 20%. Finally, for 2006, we have 2 leases with Johnson controls that expire in December, 1, is a 111,000 square foot industrial building in Overland, Ohio and the other is a 134,000 square foot industrial building in Plymouth, Michigan. We have very little clarity from Johnson controls with respect to their plans for these buildings and their renewal notice is opened through September.

We are in the process of engaging brokers to market these properties, with respect to 2007 renewals, we have a 252,000 square foot warehouse leased to Exel through November 2007 in the Harrisburg market. We have agreed to 5-year extension of this lease subject to Excel's formal approval process. We have 148,000 square foot industrial building leased to Dana through August 2007in Gordonsville, Tennessee, where we are optimistic about a lease affirmation followed by an extension. The lease on our large K-mart distribution center in Warren, Ohio, expires in September 2007.

We are in the appraisal process for determine the value of their purchase option for the property as the tenant as requested. As we discussed previously our lease with Allied holdings on 112,000 square foot office building in Decanter expires in December 2007. We're beginning discussions with Allied regarding a new lease on 50% of the building. The building is already 25% occupied by subtenant who we expect to retain beyond the expiration of the Allied lease. A couple of these subtenant have recently approached us about expansions and lease extensions and we like this leasing market. Over the past couple of quarters in our calls, we have talked about disposition plans.

Year-to-date we have sold 6 properties for approximately 74.75 million. We have 1 property under contract for 3 million and 1 joint venture property [other intent] for $1.5 million over an existing mortgage balance of approximately 1.75 million, which will be assumed by the purchaser. We are actively marketing 1 wholly owned property and 1 joint venture property . Several of the properties that we intended to market as of the last quarterly call have been withheld from the market while we consider positive changes in tenant requirements and local market conditions that might cause us to prefer to continue to holds the properties for the foreseeable future.

Therefore, we think a reasonable expectation for full years sales to be 10 to 12 properties at a combined value of 90 to 100 million in growth related matters other than those we discussed so far we are in the planning stages of an expansion of our refrigerated warehouse facility in Danville, Illinois. We decided to retain the excess land in our Kerry, North Carolina property and had preliminary discussions with Investment grade tenant regarding a 100,000, to 150,000 office build to suit at this location. We are in preliminary [distages] of discussing expansions with tenants at 3 other locations.

In summary, we continue to operate at high space utilization rates. We're currently about 97.5% leased and assuming no positive developments in the portfolio, we will probably begin 2007 at approximately 96.5% leased. Now, I will turn it back over to Will.


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 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Thanks, John. Overall, It was a good quarter for Lexington but one that reflects the impact of vacancy and rent roll down since the second quarter of last year and also the impact of slower acquisition growth, although our investment volume did increase relative to first quarter.

Our balance sheet remains in good shape and we clearly have the financial flexibility to continue to execute our business plan over the balance of the year. Although, we believe the leasing environment is improving we still expect to lower rents on 2006 expirations with the one exception being the Honeywell building in Glendale and we continue to have leasing challenges especially in the automotive sector with Dana, Leer, and perhaps Johnson controls.

Before turning to the Q&A, I want to make a few additional comments about the proposed Newkirk merger which we announced Monday, earlier this week. There has been a fair amount of commentary about the value of the portfolio since then. Based on the enterprise value when the transaction was announced, Newkirk portfolio is being valued by the market at a value of about $100 per square foot.

We view this as a very attractive basis relative to replacement costs and I don't believe that when we look back on this transaction in the future that will we will ever regret combining this portfolio with ours at this valuation. Basically it equates to a cap rate in the low double-digits that would decline overtime to somewhere in the low to mid-7s, depending on how we do on lease roll over. I would note that many of these types of assets are valued by investors at sub 7% cap rates, due to the predictability of the income stream that results when lease renewals are at less than market levels and we note that the recent Albertson's portfolio that was sold by Newkirk recently was sold at a cap rate of about 6.5%. So I think there's a built in capital recycling opportunity in this portfolio that will have a positive impact on cash flows over time. Newkirk since their IPO has been doing a great job executing this strategy already, in addition, to reworking many of their existing leases on variable terms. There's also been quite a bit of commentary about Newkirks, above market rents and rent roll-down and the impact on FFO going-forward and the 2007


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                                                                FINAL TRANSCRIPT
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Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
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guidance that we gave on our Monday conference call about the merger of $1.75 to
$1.85, per share in 2007, basically takes out the above-market lease component of the transaction, and we note the top-end of our new 2007 guidance-range is just a few cents less than our second quarter 2006 annualized number of $1.88. The result of the future roll-down will not impact FFO, it's being taken into account now, so we'll have a very steady and stable earnings with which to grow on, and although those rents aren't going to be recognized in FFO, the cash flows are valuable and shouldn't be ignored even though they are being ignored under GAAP. When we look at Newkirk we think there's 3 reasons why the market as had difficulty fully-valuing the Newkirk portfolio in the context of being a
public  company,   1,  is  it's  externally  advised   structure.   2,  is  it's
characteristics of declining funds from operations, and 3, is the issue of dividend sustainability at its current level. The merger we are Lexington removes each of the impediments to achieving a full valuation of this portfolio in the public company context. Number 1, we're doing away this the advisory agreement. 2, we're recognizing the impact of renewals now, and 3, the dividend is being cut to a level that has ample coverage. So that will free up a lot of very positive cash flow.

We at Newkirk have a shared vision of creating a company far greater than the one either one of us could achieve alone and we look forward to the challenge and opportunity associated with implementing that business plan. We also look forward to following our proxy materials and meeting with your shareholders to explain in detail the merits of the transaction. We believe that the near term market reaction to the transaction doesn't reflect in our view of the potential its combined companies to have to grow and creat shareholder value, and we note that we have a 2 million share stock repurchase plan authorization, and we would expect to be active in the market at today's price.

Lastly, there seems to be some concern in the market that Lexington Management has not been accessible to discuss the transaction. Let me reiterate what I often say which is that if you have any questions about Lexington or any aspect of our business, including the Newkirk transaction, please feel free to call me directly my phone number is 212-692-7242. We would be delighted to talk directly with anybody who has any questions, and as I said we are in the process of preparing detail proxy material about the transaction. We look forward to getting it in the hands of our shareholders and meeting directly to explain the transaction including the benefits that we expect to achieve over time. With that operator we will turn it back to you for question and answer session.



 QUESTION AND ANSWER



--------------------------------------------------------------------------------
Operator


 [OPERATOR INSTRUCTIONS] Our first question comes from John Guinee with Stifel Nicolaus.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 Well Will, congratulation because what you did in the last 5 minutes is articulate the transaction about 100 times better than was done on Monday. Very, very nice job. Can you talk through-- just so everyone understands-- sort of the 4 or 5 hot buttons when you evaluated the cash flows of LXP and combined them with the cash flows of Newkirk? I mean my sense is what you did was you ran it out 5 or 10 years and the additive was better than the LXP going forwarded.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 You are absolutely right, John. And there are lots of aspects to that one thing is in the Newkirk portfolio you have very high credit quality and you have a fairly large portfolio of free and clear assets so if we do and in many cases it would be sort of the worse-case from a cash flow standpoint where you get renewals exercises specified rents that are low, but given the securities of those income streams they can be sold out to investors at very, very low cap rates, and we can take that capital then and reinvest it in something different and on a levered basis to enhance our ROE at that moment in time. That's certainly one aspect. The added balance sheet flexibility that the combined companies have to continue to grow. The fact that the Newkirk assets by and enlarge are in better markets than the Lexington portfolio. So it's a different portfolio. It is characterized by having those renewal rents at specified levels, but that can lead to just very, very certain cash flows that can be sold off to investors that want that kind of characteristic. So when we looked at our model, and believe me first and foremost in our mind was will we if we look 3, 4, 5 years out will we have greater funds from operations per share and cash flow to distribute to shareholders. I mean, that's ultimately, the most important question to us.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


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



                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
--------------------------------------------------------------------------------



 Good. Well done.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 And I apologize if we didn't do a good job of doing that on Monday, but you know, it's not every day we announce a very, very significant merger transaction like this, so--


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 Let's just say the last 5 minutes was much better than the hour on Monday.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Thanks, John.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 Well done.


--------------------------------------------------------------------------------
Operator


 Our next question comes from Ken Avalos with Raymond James please go ahead.


--------------------------------------------------------------------------------
 Ken Avalos  - Raymond James - Analyst


 Thanks, guys and we echo-those comments that was very helpful those comments at the end. Can you help me understand, John hit the key question from our perspective, but help me understand when you say your cash flows will be better 3, 4, 5 years out and maybe give us some examples of some of the leases that Newkirk has worked on in the past couple of quarters and help us understand some of the terms that you think you can -- some of the terms that you'll target on blending and extending or whatever it is you are going to do to work on those roll-downs, coming up in the next few years here, Thanks.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 One thing that I would point you to is Newkirk has put out a pretty detailed press release, sort of recap-- recasting the activity that they have completed recently. But inherent in a portfolio like this, where you have high rents now and future rents that may go down is an opportunity, to have discussions directly with tenants to, flatten that out and work with tenants. Maybe they will want to have capital invested in the building in connection with recasting a lease like that. So I think there will be-- and it's been a portfolio that's been very actively worked since it's IPO and I think you are going to see those characteristics going forward, and I also think it's a very, very [traconiun] assumption to assume that every renewal gets exercised just because it maybe viewed as below market that may very well be the case with respect to retail properties but our experience has been with single tenant office buildings that those companies don't necessarily want to stay in the real estate business just if they think they can work an asset and spend money to retenant just to make a couple dollar spread. Given the fact that the portfolio is largely office in nature, I think there's much more an opportunity on the back end to work it, relative to what people are giving us credit for at least right at this moment.


--------------------------------------------------------------------------------
 Ken Avalos  - Raymond James - Analyst


 Do you have any sense as to when you are going to try to get the merger proxy done or out?


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


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



                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
--------------------------------------------------------------------------------



 We are working on it right now, and we're targeting the middle of August.


--------------------------------------------------------------------------------
 Ken Avalos  - Raymond James - Analyst


 Thanks.


--------------------------------------------------------------------------------
Operator


 Our next question comes from Philip Martin with Cantor Fitzgerald, please go ahead.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Good afternoon, everybody. A couple things, first of all, with your rent roll downs in the Lexington portfolio, or rents in general, when do you expect those to start to trend positive. As you start-- it sounds like '06 still rolling done but as you look into '07, knowing the markets, knowing the leases, knowing the assets, do you expect that to start trending up at some point in '07 or flat or still down?


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Well it's all asset specific to some extent.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Yes.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 And obviously depends what you are rolling off of, but in general I think that we're kind of approaching that water mark in many markets already, and I think-- so I think that over the course of the next 18, 24 months, we're expecting particularly in some of these office markets to see some -- start to see some trending towards the positive.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 And my sense is you're declining are declining at a lower rate? On the rent roll downs.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Yes, we have fewer and fewer of those.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Exactly.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 But portfolio mature as we get into more and more market rate options where options exist.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


--------------------------------------------------------------------------------
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the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
--------------------------------------------------------------------------------



 Okay then with some of the leasing challenges that you have here with the Johnson Controls, with Lear, et cetera, does it make sense-- you have a nice vehicle now in Lexington Strategic, does it make sense to put some of those assets into Lexington Strategic because they are possibly viewed as more opportunistic, more challenging for the read, per se?


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 No, we view Lexington Strategic is really a separate platform we don't want to have intercompany dealings with respect to valuing assets that might go back and forth. Believe me the Lexington-- the mother ship, if you will, is fully capable of releasing and managing the buildings as they come off lease.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Okay. Good and then with respect to Newkirk, when you look at the Newkirk portfolio, can you talk a little bit about the, again going back to this-- you expect cash flow to be better, funds from operation to be hire, slash better 3 to 5 years out, could you talk about potential asset sales that you might expect in '07, '08, to possibly deal with some of the rent roll-down issues or challenges and than secondarily can you talk about opportunities within that portfolio in terms of expansion or under utilized land it's my sense that you have kind of a high grade problem and you touched on it here-- is that you have a high quality credit base, where you are probably going to get 80% renewal rates but you are dealing with rent roll downs.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Philip, there are opportunities we have spent a fair amount of work-- a lot of work going around and looking at these properties and visiting with tenants. I can't be specific about what we think are actual opportunities as it relates to what we might, look at disposing. I would just point out that the Newkirk team has been executing already.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Uh-huh.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 On an quite an aggressive disposition and recycling program. The one thing I would say and I think this will be a clear advantage is, now we have a very large portfolio of high quality single tenant real estate. Some of it, yes, is characterized by rents higher now than they will be in a few years, but as we work through and extend leases, we're going to be able to take this portfolio and design, perhaps, specific joint venture portfolios to add additional institutional capital to our company, and I think that being able to maximize value in that way by having different opportunities to sort of tranche out our portfolio and create programs with institutions, I think that's also going to be an embedded, part of the transaction that's going to create, cash flow and shareholder value over time.


--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Okay. Okay. That's-- that's helpful. Well very last question is-- I know on Monday you had mentioned, Newkirk has estimated they rent roll-down issue at 100 million. You were at 150. Could you just briefly describe where the difference is? Where-- were in your assumptions.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 We just, when we were calculating our sort of new FFO for New-co. We went out and looked at what we think to really be the kind of conservative case out there and it is market or there are cases where it's below market, but like I said, there's no way that actuarially every below market renewal gets exercises in that portfolio. Okay, so there's no expected positive from that built in to, the guidance in terms of FFO. And like I said, if those renewals were to get exercised we would look then to trade out of those properties to 10-31 investors and redeploy capital into something that was more attractive from a yield standpoint.


--------------------------------------------------------------------------------
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



                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Philip Martin  - Canto Fitzgerald - Analyst


 Okay. That's helpful. And it expands your obviously capital sources so-- okay. Fair enough. Thank you, again.


--------------------------------------------------------------------------------
Operator


 Our next question come is a follow-up question from John Guinee with Stifel Nicolaus.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 Please go ahead. Pardon me. John can you please press star 1 again. Please go ahead with your question. Oh. It looks to me like when you did when you bout the Newkirk portfolio is you effectively reduced the dividend paid to Newkirk shareholders from a $1.60 on a $16 share price to A $1.50 dividend on a $20 share price. Is that a fair way to look at it?


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Yes,  I mean I guess the steps are on a per  Newkirk  share  today it's 1.60 to
1.20 and then grossed up for the exchange ratio that's where you get back to the
1.50 our indicated dividend level post.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 Okay. So the dividend yield for the Newkirk shareholders basically went from 10 to 7.5%?


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Yes.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 And so essentially what you did was you reunderwrote their IPO and told the shareholders the 10% dividend wasn't sustainable.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 We didn't-- that's not what we did. But as a result of the transaction, the effect would be to reduce that dividend; that's correct.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


 How do you anticipate the Newkirk shareholders reacting and the overall overhang on Newkirk shares given that they obviously just went from a 10 to a 7.5.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 It's really a question for Newkirk, but our sense has been that the shareholder base there is more concentrated than ours, and generally has a long-term view about how best to create value. And I think there was an assumption in the transaction that there was a lot of work to do in the Newkirk portfolio to build up cash flow to a sustainable level. And I think that was-- that's been reflected in the trading price.


--------------------------------------------------------------------------------
 John Guinee  - Stifel Nicolaus - Analyst


--------------------------------------------------------------------------------
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



                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
--------------------------------------------------------------------------------



 Right. Okay. Thanks.


--------------------------------------------------------------------------------
Operator


 Ladies and gentlemen, if there are any additional questions please press the star followed by 1 at this time. As a reminder if you are using speaker equipment you may need to lift the handset before pressing the numbers. Our next question comes from Tony Paolone with J.P. Morgan, please go ahead.


--------------------------------------------------------------------------------
 Tony Paolone  - JP Morgan - Analyst


 Thanks. With respect to your stock buyback are there any restrictions or impediments given the merger to buying it back near term?


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 There's no per se restrictions, but the 10B18 safe harbor is technically isn't available us to. But any purchases we would make would be made in accordance with the securities laws.


--------------------------------------------------------------------------------
 Tony Paolone  - JP Morgan - Analyst


 Just so I understand-- because I'm not familiar with those. You are not locked up or anything like that until the merger closed you could actually be any market buying back stock under the normal ruling you would have in the merger wasn't there.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Right. There's just one safe harbor that wouldn't be available to us, but otherwise we could buy back our stock similar to as if this wasn't going on.


--------------------------------------------------------------------------------
 Tony Paolone  - JP Morgan - Analyst


 Okay.


--------------------------------------------------------------------------------
Operator


 Management, at this time, there are no further questions.


--------------------------------------------------------------------------------
 Will Eglin  - Lexington Corporate Properties Trust - President, CEO


 Well, once again thanks to all of you for tuning into the call and again, like I said we will look forward to completing our proxy material with respect to Newkirk and being out on the road meeting with your shareholders. Thank you.


--------------------------------------------------------------------------------
Operator


 Ladies and gentlemen, this concludes today's teleconference. You may now disconnect.



--------------------------------------------------------------------------------
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                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 27. 2006 / 2:00PM ET, LXP - Q2 2006 Lexington Corporate Properties Trust
                                         Earnings Conference Call
--------------------------------------------------------------------------------



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